Investment Securities - Changes in Credit Losses on Debt Securities Excluding Perpetual Preferred Securities (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Other than Temporary Impairment, Credit Losses Recognized in Earnings [Line Items]
Balance at beginning of period	$ 298	$ 358	$ 335
Credit losses on securities not previously considered other-than-temporarily impaired	6	7	18
Decreases in expected cash flows on securities for which other-than-temporary impairment was previously recognized	41	28	72
Total other-than-temporary impairment on debt securities	47	35	90
Increases in expected cash flows	(15)	(21)	(26)
Realized losses (a)	(39)	(73)	(60)
Credit losses on security sales and securities expected to be sold	(157)	(1)
Other			19
Balance at end of period	$ 134	$ 298	$ 358